UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 1, 2009

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29230	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

622 Broadway, New York, New York		10012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On April 1, 2009, Take-Two Interactive Software, Inc. issued a press release announcing that it entered into two separate settlement agreements with the Securities and Exchange Commission and the District Attorney, New York County, New York, both of which relate to previously disclosed investigations of the Company’s historical stock option granting practices.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits:

99.1	Press Release dated April 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Registrant)

	By:	/s/ Daniel P. Emerson
Daniel P. Emerson
Vice President, Associate General Counsel and Secretary

Date: April 1, 2009

EXHIBIT INDEX

Exhibit

99.1	Press Release dated April 1, 2009.